POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director and Chief Executive Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Mario Imbarrato and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2020

/s/ John E. Dugenske
John E. Dugenske
Director and Chief Executive Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints John E. Dugenske and Mario Imbarrato and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 9, 2020

/s/ Angela K. Fontana
Angela K. Fontana
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2020

/s/ Mary Jane Fortin
Mary Jane Fortin
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director and Chief Financial Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2020

/s/ Mario Imbarrato
Mario Imbarrato
Director and Chief Financial Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2020

/s/ Jesse E. Merten
Jesse E. Merten
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 9, 2020

/s/ Julie Parsons
Julie Parsons
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director and Controller of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 9, 2020

/s/ John C. Pintozzi
John C. Pintozzi
Director and Controller

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 9, 2020

/s/ Mario Rizzo
Mario Rizzo
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 12, 2020

/s/ Glenn T. Shapiro
Glenn T. Shapiro
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2020

/s/ Steven E. Shebik
Steven E. Shebik
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 9, 2020

/s/ Brian P. Stricker
Brian P. Stricker
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and John E. Dugenske and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company, as registrant, and any amendment thereto, pertaining to (i) the MVA Account Option for each of The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity - L Share; The Allstate Advisor Variable Annuities - Advisor - STI, Advisor Preferred - STI; AIM Lifetime Plus II Variable Annuity; AIM Lifetime Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Advantage Ultra Variable Annuity, The Allstate Provider Advantage Extra Variable Annuity, The Allstate Provider Advantage - STI Annuity, The Allstate Provider Ultra - STI Annuity; AIM Lifetime America Variable Annuities Series - AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom; The STI Classic Variable Annuity; AIM Lifetime Plus Variable Annuity, and (ii) The Allstate ChoiceRate Annuity; The Allstate Choice Plus; The Custom Annuity; The Custom Plus Annuity; The Scheduled Annuity Manager; and The Allstate RightFit annuity; and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2020

/s/ Thomas J. Wilson
Thomas J. Wilson
Director